PARNASSUS FUNDS®

QUARTERLY REPORT  ◾  SEPTEMBER 30, 2017

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Quarterly Report • Q3 2017

November 3, 2017

President’s Letter

It was another terrific quarter for the stock market. The S&P 500 Index registered an impressive 4.5% gain, and is now up 14.2% for the year. A rally in growth stocks has fueled the market’s rise so far in 2017, a trend that continued in the third quarter. From the beginning of the year through September 30, the S&P 500 Growth Index is up an astounding 17.9%, easily outpacing the pedestrian return of 6.5% for the S&P 500 Value Index.

The discrepancy between growth and value stock performance this year reflects a consensus view that the economy will remain relatively strong. The U.S. gross domestic product (G.D.P.) expanded 3.1% in the second quarter, the best result since early 2015 and a major improvement from the first quarter’s 1.2%. The recent devastating hurricanes undoubtedly muted third quarter growth, but most economists expect a rebound in the fourth quarter. Another tailwind for stocks has been the potential for tax reform.

Every Parnassus equity fund ended September with a double digit year-to-date gain. Unfortunately, they’re all also lagging their respective indexes, though the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund trail by less than 1%. On the bright side, these two funds, along with the Parnassus Core Equity Fund, have outperformed their Lipper peers so far in 2017. In the reports that follow, our portfolio managers discuss their recent performance and current investment outlooks. I hope you find these reports interesting and informative.

Growing Our Team

This last summer’s intern class was among the best we’ve ever had at Parnassus. Two interns so impressed us that we decided to offer them full-time jobs on our research team. They both accepted and plan to join us next summer, after they’ve earned their degrees (one is an M.B.A. student and the other is an undergraduate). I look forward to telling you more about our newest hires once they join us full-time.

Thank you all for investing in the Parnassus Funds.

Sincerely,

Benjamin Allen President

Quarterly Report • Q3 2017	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of September 30, 2017, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $49.85, resulting in a gain of 1.26% for the third quarter. This compares to a gain of 4.48% for the S&P 500 Index (“S&P 500”) and a gain of 3.96% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Fund – Investor Shares is up 10.85%, compared to a gain of 14.24% for the S&P 500 and 12.65% for the Lipper average. We’re disappointed with our performance for the quarter, but we’ve taken advantage of the weakness in a handful of our stocks by adding to our positions at bargain prices. We believe this will boost our performance going forward.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. The Parnassus Fund – Investor Shares is trailing the S&P 500 for the one-year period, but is ahead on the three-, five- and ten-year periods. We’re well ahead of the Lipper average for all time periods. We’re especially proud of the ten-year period, where the Parnassus Fund – Investor Shares has returned 9.46% per year, compared to 7.44% for the S&P 500 and 6.20% for the Lipper average. This is 2.02% per year more than the S&P 500 and 3.26% per year more than the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2017

Parnassus Fund Investor Shares	17.33	10.83	15.03	9.46	0.86	0.86

Parnassus Fund Institutional Shares	17.51	10.95	15.10	9.50	0.71	0.71

S&P 500 Index	18.61	10.81	14.22	7.44	NA	NA

Lipper Multi-Cap Core Average	17.08	8.35	12.80	6.20	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 8.96%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Third Quarter Review

The Parnassus Fund – Investor Shares gained 1.26% for the quarter, but trailed the S&P 500 by 322 basis points (one basis point is 1/100th of one percent). Sector allocation helped our relative performance, with the most beneficial effects coming from our underweight positions in consumer discretionary and consumer staples, the two worst performing sectors.

However, the negative impact of our stock selection overwhelmed the positive impact from our sector weightings. Toy manufacturer Mattel, best known for its iconic brands including Barbie, Hot Wheels and Fisher-Price, was the Fund’s biggest loser this quarter. The stock dropped 28.1% from $21.53 to $15.48, reducing the Fund’s return by 80 basis points. The shares slumped after the company reported disappointing sales and lower gross margins. The stock fell further in September after Toys R Us, the largest U.S. toy store, filed for bankruptcy protection. While we recognize the near-term challenges facing Mattel, we added to our position because investors have become too pessimistic on the company’s prospects. We believe in new CEO Margaret Georgiadis’ plan to reinvigorate Mattel’s brands by creating online media content, shortening the product development cycle and strengthening the innovation pipeline, and we expect the upside to be significant when her efforts start to bear fruit.

Patterson Companies, a leading animal health and dental distributor, sank 17.7% from $46.95 to $38.65, cutting 60 basis points from the Fund’s

PARNASSUS FUNDS	Quarterly Report • Q3 2017

return. The stock declined after the company delivered disappointing sales results, driven primarily by poor execution and the loss of exclusivity with its largest dental manufacturing partner. Turnover in the dental sales force and the ongoing uncertainty around the CEO search process further weighed on the stock. We’re holding onto our shares because we believe there are multiple ways to win going forward. The company operates in two disparate businesses, and we believe value could be unlocked if the company divests the animal health business and reinvests in the high-margin dental business. We also believe there is a significant opportunity to improve the company’s earnings power by reducing costs and increasing private-label penetration. With the stock’s valuation at a multi-year low, we think our upside is significant.

Allergan, a pharmaceutical company best known for developing Botox, fell 15.7% from $243.09 to $204.95, reducing the Fund’s return by 55 basis points. The stock dropped after the company announced a deal with the Saint Regis Mohawk Tribe, whereby Allergan transferred patents on its $1.5 billion dry eye drug, Restasis, to the tribe in exchange for an upfront payment and annual royalties. While this deal has the potential to delay generic competition due to the tribe’s sovereign immunity, it has also attracted political scrutiny, which weighed on the stock’s multiple. We trimmed our position to reflect our disappointment with this unusual deal. However, we continue to own the stock because we like the company’s aesthetics franchise and think the stock is significantly undervalued, trading at just 12 times expected 2018 earnings.

Our best performer was Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C. Its stock jumped 14.5% from $70.78 to $81.02, contributing 70 basis points to the Fund’s return. In August, the company acquired Kite Pharma for $12 billion. Kite Pharma is a leader in cellular therapy, a game-changing new cancer treatment that harnesses the body’s own immune system to fight cancer. The acquisition establishes Gilead as a leader in a fast-growing field with huge opportunities.

Shares of Potash Corporation, the world’s largest fertilizer producer, soared 18.0% from $16.30 to $19.24, adding 51 basis points to the Fund’s return. The stock rose along with fertilizer prices, driven by increasing demand from farmers in Brazil, China and India. The company also provided upbeat commentary on its pending merger with Agrium, which should generate meaningful synergies from the vertical integration of Potash’s fertilizer production with Agrium’s agricultural retail network.

KLA-Tencor, a leading semiconductor equipment manufacturer, boosted the Fund’s return by 44 basis points, as the stock rose 15.8% from $91.51 to $106.00. The company reported better than expected earnings and raised guidance for the upcoming quarter, as shipments and backlog reached record levels. We believe increasing process control intensity in 3D NAND and strong growth from China will push the stock even higher.

Outlook and Strategy

Synchronized global growth was the theme of the third quarter, which helped boost the S&P 500’s year-to-date return by 4.48%. The U.S. economy continues to chug along, and its pace could accelerate if the Trump administration is able to pass tax reform legislation. Growth in the European Union is finally picking up after years of stagnation. The Chinese and Indian economies are growing at impressive rates. Meanwhile, Latin America and other emerging markets are rebounding, as commodity prices and foreign exchange rates have stabilized. More than 40% of the S&P 500 companies’ total sales are foreign, so the improving international environment is a big deal for stocks.

Parnassus Fund as of September 30, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2017	PARNASSUS FUNDS

We’re not the only ones optimistic about the economy, as widespread investor enthusiasm has pushed the S&P 500 to its eighth consecutive quarterly gain and a new all-time high. The index’s valuation has climbed to 17.7 times forward earnings estimates, its highest level since 2004. As contrarian investors, this recent market strength was a cue to sell some of our biggest winners.

During the quarter, we exited five stocks after each enjoyed a significant rise: John Deere, the world-renowned manufacturer of big green tractors; mortgage insurer Essent Group; memory chip manufacturer Micron Technology; PayPal, the world’s most popular online payment service; and Trimble, a provider of technology solutions for farmers and construction workers. These are all great businesses that have contributed significantly to the Fund’s returns for our shareholders, but they’ve become too pricey for our taste. We also sold credit card issuer Capital One Financial and reinvested the proceeds in its private label competitor Alliance Data Systems, which we believe has more upside due to its faster growth rate. In total, these sales should reduce the Fund’s volatility as we’ve reduced our exposure to businesses in cyclical industries with high expectations.

We were pleased to welcome a diverse group of five new holdings to the Parnassus Fund this quarter. The first addition is C.H. Robinson, the largest domestic truck broker and a name that long-time Parnassus Fund shareholders may remember. Shippers pay more to access Robinson’s industry-leading network of carriers during dislocations in the truckload market. We believe the recent spike in demand due to rebuilding efforts after the hurricanes, combined with upcoming regulations that will curtail supply, will cause Robinson’s earnings to inflect higher.

Dentsply Sirona is the leading manufacturer of dental consumables and equipment. The stock sold off due to distribution problems involving fellow Parnassus Fund’s holding Patterson Companies. We believe these issues are temporary, so we used the weakness as an opportunity to add Dentsply Sirona to the portfolio at what we believe is an attractive valuation.

Hologic is a medical technology company focused on improving women’s health through early detection and treatment, including digital mammography and pap testing. In March, the company paid $1.65 billion to acquire Cynosure, a leader in aesthetic laser treatment. While early results from Cynosure have been disappointing, we believe Hologic has the management depth to turn its performance around. Meanwhile, we expect Hologic’s pipeline of innovative new products to widen its lead in women’s health.

New York City-based Signature Bank has a unique culture that provides talented and passionate banking professionals with a supportive environment to service their clients. Over the long-term, this has generated outstanding returns for shareholders. We were able to buy this great franchise at a discounted valuation, as investors have overly penalized the bank for losses on taxi loans, which are a small portion of its overall loan book.

The final addition is Starbucks, the largest coffee chain in the world. We believe Starbucks has a long runway for growth, as the company is expanding internationally, penetrating the consumer packaged goods (CPG) market, and launching new food and drink initiatives. At the time of our purchase, the stock was trading at a discount to its historical valuation because earnings growth has slowed. We believe, however, that Starbucks’ robust loyalty program and long-standing focus on innovation will help accelerate growth and lead to strong shareholder returns in the future.

Warren Buffett says an investor should be fearful when others are greedy and greedy when others are fearful. Some of the Fund’s stocks have underperformed this year, and we’ve added to most of them at bargain prices. All of our five new positions have trailed the market this year, and that was a deciding factor in why we bought them. These are all socially responsible businesses with sustainable competitive advantages and good prospects that have fallen out of favor with investors due to temporary factors. We don’t know exactly when, but we believe that sooner or later the market will recognize the value we see in our securities.

Yours truly,

Jerome L. Dodson	Robert J. Klaber	Ian E. Sexsmith
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of September 30, 2017, the NAV of the Parnassus Core Equity Fund – Investor Shares was $43.05. After taking dividends into account, the total return for the third quarter was a gain of 3.34%. This compares to gains of 4.48% for the S&P 500 Index (“S&P 500”) and 3.55% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). For the first nine months of 2017, the Parnassus Core Equity Fund – Investor Shares posted a return of 10.48%, which is better than the Lipper average return of 9.47%, but falls short of the S&P 500’s return of 14.24%.

Below is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended September 30, 2017.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2017

Parnassus Core Equity Fund Investor Shares	12.91	8.84	13.50	9.34	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	13.15	9.06	13.70	9.55	0.66	0.66

S&P 500 Index	18.61	10.81	14.22	7.44	NA	NA

Lipper Equity Income Fund Average	14.31	7.70	11.13	6.06	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.09%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Third Quarter Review

The Parnassus Core Equity Fund – Investor Shares posted a gain of 3.34% during the quarter, but fell short of the streaking S&P 500 by 114 basis points (one basis point is 1/100th of one percent). The Fund’s sector allocations had a negative impact on performance, relative to the index. We were overweight the worst performing sector, consumer staples, and underweight the best performing sector, technology. On a combined basis, these allocations were a headwind of just under 50 basis points. The only allocation decision that helped us in a meaningful way was our underweight position in consumer discretionary stocks. Unfortunately, this positive allocation effect was only 15 basis points.

Three stocks reduced our quarterly fund’s return by more than 25 basis points. Allergan, a pharmaceutical company best known for developing Botox, dropped 15.7% from $243.09 to $204.95, trimming the Fund’s return by 46 basis points. The stock fell after the company announced a deal with the Saint Regis Mohawk Tribe, whereby Allergan transferred patents on its $1.5 billion dry eye drug, Restasis, to the tribe in exchange for an upfront payment and annual royalties. This deal has the potential to delay generic competition for Restasis, due to the tribe’s sovereign status. The bad news is that the deal attracted political scrutiny, because it is intended to skirt existing patent rules. The risk that the government may harm Allergan because of this deal was enough to dampen investor sentiment on the stock.

Patterson Companies, a leading animal health and dental distributor, sank 17.7% from $46.95 to $38.65, reducing the Fund’s return by 30 basis points. The stock declined after the company delivered disappointing sales results, driven by poor

Quarterly Report • Q3 2017	PARNASSUS FUNDS

execution and the loss of exclusivity for a key product. Turnover in the dental sales force and uncertainty related to a CEO search further weighed on the stock. For now, we’ve decided to hold our Patterson shares. We believe there is a significant opportunity to improve the company’s earnings power by reducing costs and increasing private-label penetration. The potential for improvement in fundamentals coupled with a depressed valuation make for a favorable risk-reward ratio for Patterson shares.

Disney, the global media giant, reduced the Fund’s return by 26 basis points, as its stock declined 7.2% from $106.25 to $98.57. The company reported weak quarterly results, and at the same time announced the acquisition of a majority stake in BAM Tech and a move to launch Disney branded direct-to-consumer streaming services. The acquisition and the new services will pressure near-term earnings, but we believe they are the right strategic moves for the long-term. We think Disney’s terrific assets and talented management will enable the company to successfully navigate a rapidly evolving media landscape.

Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, boosted the Fund’s return by 77 basis points, as its stock jumped 14.5% from $70.78 to $81.02. In August, the company announced the acquisition of Kite Pharma for approximately $12 billion in cash. Kite is a leader in the rapidly emerging field of cellular therapy, a new type of treatment that harnesses the body’s immune system to fight cancer. The deal marked a broadening of Gilead’s business by building out a competitive presence in oncology, with Kite Pharma as the franchise’s cornerstone. While the acquisition will not immediately contribute to earnings, it establishes Gilead as a leader in the field of cellular therapy with vast long-term growth opportunities.

Intel, the world’s largest microchip manufacturer, added 56 basis points to the Fund’s return, as its stock rose 12.9% from $33.74 to $38.08. The company reported solid earnings and raised its financial forecast for the full year. Management highlighted strong demand for higher-performance microchips in its data center business, especially from its cloud computing customers. During the third quarter, the company also closed the acquisition of Mobileye, a leader in computer vision for autonomous driving, which will contribute to higher sales and earnings for the year.

Mastercard, the credit card company, boosted the Fund’s return by 39 basis points, as its stock climbed 16.3% from $121.45 to $141.20. The stock moved higher on strong payment volume growth, a new co-branded credit card with grocery giant Kroger, and momentum in various global growth initiatives. During its Investor Day in September, management said that its addressable market could be about four times as large as many investors thought. Their plan is to expand into new business ventures, such as peer-to-peer and business-to-business payments.

Outlook and Strategy

The most significant portfolio development since last quarter’s update is that the Fund is even more underweight the technology sector. We trimmed our positions in Apple, PayPal and Alphabet (Google’s parent company) due to valuation concerns. So far this year, technology stocks have led the market higher, as is evidenced by the Nasdaq’s 21.67% return, which easily beats the S&P 500’s already impressive 14.24%. While the continued momentum of technology stocks has been a recent headwind for the Parnassus Core Equity Fund, we think increasing our underweight to the group is the right decision. Though we can’t predict the precise timing, we are confident that at some point the highflying tech stocks that have been leading the market this year will fall from favor.

During the quarter, we bought two new stocks. The first was Starbucks, the well-known coffee chain. We believe Starbucks can compound its earnings for many years to come, as the company continues its global expansion, penetrates the consumer packaged goods (CPG) market, and launches new food and drink initiatives. At the time of our purchase, the stock was

Parnassus Core Equity Fund as of September 30, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2017

trading at a discount to its historical valuation and at a five-year low relative to the overall stock market. The issue many investors are worried about is a deceleration in growth. Our view is that Starbucks’ loyalty program and capabilities to innovate will lead to improved earnings growth over time.

The second new portfolio company is Hologic, a leading medical technology company with a focus on women’s health. Hologic has a history of innovation and a reputation for developing products that outperform offerings from larger, better-capitalized competitors. In March, Hologic completed the acquisition of Cynosure, a medical aesthetics business. In the first few months of Hologic’s ownership, Cynosure went through a period of sales force disruption, which led to underperformance and pressure on Hologic’s share price. This provided us with an attractive entry point, as we’re confident that management will improve execution at Cynosure.

In addition to the technology underweight mentioned above, the Fund is also underexposed to financial and energy stocks, relative to the S&P 500. We think most financials offer inadequate upside potential at current prices. As for energy, we expect two factors to keep a lid on oil prices for the foreseeable future: increased supply from shale producers and reduced demand due to the rise of renewables. Being underweight in these three highly cyclical sectors is the key reason why we think the portfolio is defensively positioned.

We have a significant overweight position in health care companies. Our holdings in this area are focused on innovation, reducing costs to the overall health care system, or both. Our second largest overweight is in consumer staples. In this group, we own six companies that we think can thrive in a sector challenged by shifts in consumer behavior and increasingly threatened by Amazon.

In general, we think our portfolio is full of great businesses trading at reasonable or better valuations. It’s not easy to find stocks that satisfy both conditions, especially considering that we’re in year nine of a bull market, and just witnessed eight straight quarters of gains for the S&P 500. Nevertheless, we think we’ve got a well-balanced portfolio that should perform well in a wide range of potential outcomes for the overall stock market.

We thank you for your confidence in us and for your investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten	Benjamin Allen
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q3 2017	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of September 30, 2017, the NAV of the Parnassus Endeavor Fund – Investor Shares was $37.58, so the total return for the quarter was 3.53%. This compares to 4.48% for the S&P 500 Index (“S&P 500”) and 3.96% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Endeavor Fund – Investor Shares is up 13.91%, compared to 14.24% for the S&P 500 and 12.65% for the Lipper average. For the quarter, we were behind both benchmarks, and for the year-to-date, we are slightly behind the S&P 500, but well ahead of the Lipper average.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the past one-, three-, five- and ten-year periods. You can see from the table that the Parnassus Endeavor Fund outperformed both benchmarks for

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2017

Parnassus Endeavor Fund Investor Shares	22.28	15.31	17.76	12.59	0.97	0.95

Parnassus Endeavor Fund Institutional Shares	22.46	15.49	17.86	12.64	0.74	0.74

S&P 500 Index	18.61	10.81	14.22	7.44	NA	NA

Lipper Multi-Cap Core Average	17.08	8.35	12.80	6.20	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 14.42%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

all time periods. Most striking is the fact that the Parnassus Endeavor Fund – Investor Shares has beaten the S&P 500 by more than five percentage points per year for the past ten years, averaging 12.59% per year, compared to 7.44% per year for the S&P 500. This performance has made the Parnassus Endeavor Fund – Investor Shares the best-performing of all 389 multi-cap core funds followed by Lipper over the past ten years. For the one-, three- and five-year periods, the Fund was #49 of 773 funds, #1 of 649 funds and #6 of 569 funds, respectively.

Company Analysis

There were three stocks that each subtracted 40 basis points (one basis point is 1/100th of one percent) or more from the NAV, while there were seven companies that each contributed 40 basis points or more. Toy-manufacturer Mattel, best known for its iconic brands Barbie, Hot Wheels and Fisher-Price, hurt us the most this quarter, as the stock dropped 28.1% from $21.53 to $15.48, cutting 87 basis points from the Fund’s return. The shares slumped after Mattel reported disappointing sales and lower gross margins. The stock fell further in September, after Toys R Us, the largest U.S. toy-store chain, filed for bankruptcy, casting a pall over the outlook for future sales of Mattel’s toys. While we recognize the near-term challenges facing Mattel, we added to our position, because investors have become too pessimistic on the company’s prospects. We believe in new CEO Margaret Georgiadis’ plan to reinvigorate Mattel’s brands by creating online media content, shortening the product development cycle and improving innovation, and we expect the upside to be significant when her efforts bear fruit. Right now, it looks like the stock has hit bottom, so I think the next big move will be higher.

PARNASSUS FUNDS	Quarterly Report • Q3 2017

Pharmaceutical-company Allergan dropped 15.7% from $243.09 to $204.95, slicing 53 basis points off the Fund’s return. The stock fell after the company announced a deal with the St. Regis Mohawk Tribe, whereby Allergan transferred patents on its $1.5 billion dry eye drug, Restasis, to the tribe in exchange for an upfront payment and annual royalties. While the deal has the potential to delay generic competition due to the tribe’s sovereign immunity, it has also attracted scrutiny, which has weighed on the stock. We sold off a lot of our shares, because we think this act is questionable, and it indicates the company is worried about generic competition. We continue to hold some of the shares, because we like the company’s portfolio of drugs, and the stock is very cheap, trading at just 12 times expected 2018 earnings.

Alliance Data Systems, a leading digital-marketing firm and credit card issuer, took 49 basis points away from the Fund’s return, as its shares fell 13.7% from $256.69 to $221.55. The stock fell after the company reduced its annual earnings per share guidance from $18.50 to $18.10 due to higher-than-expected credit losses. We’re holding onto the stock, because we believe the reduced guidance was only a bump in the road. The lower guidance still represents an earnings growth rate of 7% in 2017, and Alliance expects that to accelerate to 19% in 2018, and that should drive the stock higher.

Turning to winners, the one that helped us the most was Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, as its stock jumped 14.5% from $70.78 to $81.02, while adding 189 basis points to the Fund’s return. In August, the company announced the acquisition of Kite Pharma, one of the leaders in emerging cellular therapy, a new type of cancer treatment that harnesses the body’s own immune system to fight cancer. While the acquisition will not immediately contribute to Gilead’s earnings, it establishes the company as a leader in the field of cellular therapy with important long-term growth opportunities.

Micron Technology added 110 basis points to the Fund’s return, as its stock jumped 31.7% from $29.86 to $39.33. Prices for the memory chips produced by Micron continue to rise due to surging demand from data-center servers, smartphones and Internet-connected devices. The company expects its earnings to reach a third consecutive all-time high next quarter.

VF Corporation, the global apparel company with important brands such as The North Face, Vans and Timberland, increased the Fund’s return by 54 basis points, as its stock rose 10.4% from $57.60 to $63.57. The company raised its annual sales and earnings forecast driven by strength in Vans and The North Face, increased momentum in e-commerce sales and saw higher growth in the workwear apparel business. During the quarter, VF Corporation acquired Williamson-Dickie, a workwear company known for its namesake Dickies brand. The acquisition will give the company’s existing workwear portfolio a strong entry to the health care and service apparel markets, two of the largest categories in the workwear industry.

Perrigo, the leading producer of store-brand generic drugs, rose 12.1% from $75.52 to $84.65, contributing 50 basis points to the Fund’s return. The stock jumped after the company reported better-than-expected earnings and raised guidance for the year. After several disappointing quarters, management has started to turn the company around by launching new products, exiting unprofitable businesses and improving margins in Omega, its European business.

United Parcel Service added 44 basis points to the value of the Fund’s return, as the stock climbed 8.6% from $110.59 to $120.09. The company delivered solid earnings and benefited from growing demand for e-commerce deliveries and better pricing, after the courier implemented price surcharges and boosted fees on oversized packages. UPS also continued to improve the efficiency of residential deliveries across its global network with investments in hub-automation, new cargo jets and upgraded technology.

Parnassus Endeavor Fund as of September 30, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q3 2017	PARNASSUS FUNDS

Intel, the world’s largest semiconductor-manufacturer, added 44 basis points to the Fund’s return, as its stock rose 12.9% from $33.74 to $38.08. The company reported solid earnings and raised its financial forecast for the full year. Management saw continued demand for higher-performance microchips in its data-center business, especially from its cloud-computing customers. During the third quarter, the company closed the acquisition of Mobileye, a leader in computer vision for autonomous driving, which will contribute to higher sales and earnings for the year.

Bristol-Myers Squibb is a global pharmaceutical company with a strong track record of innovation in the field of immuno-oncology. The stock added 40 basis points to the Fund’s return, as its share price increased 11.8% from our average purchase price of $57.00 to $63.74. Bristol shares rallied in the past month, as it reported a positive clinical trial for its combination drug therapies. While the stock has been under pressure since August of 2016, following a disappointing clinical trial in non-small cell lung cancer, Bristol has continued to focus on R&D and showing the value of its extensive drug pipeline. We believe the company’s leadership in immuno-oncology and combination therapies should continue to drive the shares higher.

Outlook and Strategy

As I’ve said in previous reports, I thought the election of Donald Trump would mean a big drop for the stock market. Was I ever wrong! In the past year, the S&P 500 is up 18.6%. At the time, my impulse was to sell stock and hold cash, but because I’m fairly even-tempered, I resisted the urge, and I’m really glad I did. Clearly, I could never get a job as a market strategist, since there’s no way I can call the direction of the overall market. My skill lies in analyzing stocks, estimating their worth, then buying when I find one that is trading at least one-third below its intrinsic value. Fortunately, that’s been enough over the years to give the Parnassus Endeavor Fund great performance. For the past year, or about the time when Trump was elected, the Fund is up over 22%. I must say that I’ve been pleasantly surprised by this performance.

The reason is that stocks as a group have been overvalued for more than a year, and I wasn’t expecting anything like an 18.6% return for the market and a 22.3% return for the Parnassus Endeavor Fund – Investor Shares. Right now, the price/earnings (P/E) ratio of the S&P 500, based on the last 12 months’ earnings, is about 22, while historically, it’s been in the range of 15-16.

Why have stocks been trading at such high levels? There are a number of reasons. First of all, interest rates are at historically low levels. This helps company’s earnings, because they can borrow money at very low interest rates, and that helps profits. Also, low interest rates mean savers can’t get much of a return in bank accounts or in the bond market, so they move into the stock market to get better returns. This pushes stock prices higher.

Another factor is the slow, but steady growth in the economy. This gives investors more confidence, so they’re willing to pay more for stocks.

The stock market has had an amazing run – almost straight up since March of 2009. At some point, though, stocks will move lower. Unfortunately, I don’t know when that will be, so we just have to stay invested. One thing that gives me at least some comfort is the fact that the stocks in the Parnassus Endeavor Fund are not as expensive as the market as a whole. While the S&P 500 is trading around 22, the stocks in our portfolio have a P/E of around 14. Hopefully, that will mean we won’t go down as much as the market, when the correction comes.

In the meantime, all we can do is stick to our strategy. We buy undervalued stocks with good prospects in companies where management practices social responsibility.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of September 30, 2017, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $32.12, so the total return for the quarter was 2.36%. This compares to a gain of 3.47% for the Russell Midcap Index (the “Russell”) and 3.48% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core funds followed by Lipper (the “Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We’re especially proud of the Fund’s longer-term track record. The Fund is also ahead of its benchmarks

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2017

Parnassus Mid Cap Fund Investor Shares	13.70	11.02	13.37	9.14	1.01	0.99

Parnassus Mid Cap Fund Institutional Shares	13.96	11.22	13.48	9.20	0.80	0.80

Russell Midcap Index	15.32	9.54	14.26	8.08	NA	NA

Lipper Mid-Cap Core Average	15.64	8.41	12.78	6.81	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 10.71%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

since we took over management of the Fund on October 1st, 2008.

Third Quarter Review

The Parnassus Mid Cap Fund – Investor Shares returned 2.36 percent during the third quarter but fell short of its surging benchmarks. It’s never fun to underperform in a quarter, but it’s important to note that this was only the second quarter in two years that the Fund didn’t beat its benchmarks. As most of you know, we’ve been in a bull market since 2009. The market, aside from occasional pauses, continues to make all-time highs. The Parnassus Mid Cap Fund has done a good job during this period, outperforming its benchmarks in downturns, while also mostly beating its benchmarks over the long term.

The Parnassus Mid Cap Fund – Investor Shares trailed the Russell by 111 basis points (one basis point is 1/100th of one percent) and the Lipper average by 112 points during the quarter. As a result, for the year-to-date, the Fund is up 11.26%, 48 basis points behind the Russell but 133 basis points ahead of the Lipper average. From an allocation perspective, the Fund was hurt because of our overweight position in the consumer staples and health care sectors, the two worst-performing sectors in the Russell. On the flip-side, the Fund benefitted from having an underweight position in the real estate sector, because this sector also performed poorly.

Poor performance in our health care, industrials, materials and information technology stocks hurt our performance relative to the Russell by 186 basis points, while good stock picking in the consumer staples, real estate and financial stocks helped the Fund’s performance relative to the Russell by 158 basis points. This quarter, our losers simply outmatched our winners.

The biggest loser was Patterson Companies, a leading animal health and dental distributor. The

Quarterly Report • Q3 2017	PARNASSUS FUNDS

stock sank 17.7% from $46.95 to $38.65, reducing the Fund’s return by 63 basis points. The stock declined after the company delivered disappointing earnings due to poor sales execution and the loss of exclusivity with its largest dental segment manufacturing partner. Dental sales force turnover and uncertainty around the CEO search process further weighed on the stock. We’re holding onto our shares, because we believe there are multiple ways to win going forward. The company operates in two disparate businesses, and we believe value could be unlocked if the company divests the animal health business and reinvests in the high-margin dental business. We also believe there is a significant opportunity to improve earnings by reducing costs and increasing private-label penetration. With the stock’s valuation at a multi-year low, we think the risk-reward profile is favorable.

Cardinal Health is a leading national distributor of pharmaceuticals and medical supplies. The stock fell 14.1% from $77.92 to $66.92, reducing the Fund’s return by 54 basis points. The stock dropped after management provided weaker than expected guidance, due to drug pricing pressure in its pharma business and higher than expected costs in its medical segment. Cardinal is currently trading below its historical average valuation, and its strong free cash flow generation provides downside support. As drug pricing trends stabilize, especially for generics, we believe the stock will rebound.

Equifax, one of the world’s largest credit reporting agencies, plunged 25.2% from $137.42 to our average sale price of $102.85 at quarter-end, slicing 53 basis points from the Fund’s return. The Fund first purchased shares of Equifax in 2010 at $29 per share, with a thesis that the company had an increasingly relevant business with a wide moat derived from network effect and regulation. All seemed to be going according to plan until September 7th, when the company announced a data breach affecting the personal information of up to 143 million people. The stock dropped from $142 to $93 within about a week. Better information should be made public in the coming months, however there was enough information available in the wake of the breach for the Fund to exit its position for both ESG and fundamental reasons.

From an ESG perspective, our first concern was that the company experienced its first signs of a major security breach on July 29th, but didn’t announce the issue until much later, on September 7th. Second, three executives sold $1.8 million of stock on August 1st and 2nd, just a few days after the discovery. The company claims that the executives had no knowledge of the breach, but the Justice Department has launched an investigation. Finally, the company botched its response to the breach in numerous ways that were not in the best interests of its stakeholders.

From a fundamental perspective, we were concerned that the breach hurt trust and reputation, two key components of the Equifax business model. As a result, the company’s Global Consumer Solutions segment, as well as its other businesses, could be pressured. We also believe the industry could face greater regulation, which would significantly increase costs. Finally, fines or settlements could limit the company’s ability to deploy capital in shareholder-friendly ways.

Iron Mountain, a leader in document storage services, surged 13.2% from $34.36 to $38.90, increasing the Fund’s return by 54 basis points. The company reported its best quarter of organic storage revenue growth in over two years, benefitting from stable volumes and better pricing. The company also announced a strategic acquisition of Fortrust, a multi-tenant data center in Colorado, for $128 million. We continue to see significant value in the stock as the company benefits from synergies from its recent deals, data center investments and recurring revenue model.

Medical device provider Teleflex, climbed 16.5% to $207.76 from $241.97, increasing the Fund’s return by 52 basis points. The company delivered better than expected earnings, driven by healthy demand for its vascular and surgical products. The

Parnassus Mid Cap Fund as of September 30, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2017

stock moved higher after the company announced the $1.1 billion acquisition of NeoTract, a leading urology provider of a minimally invasive treatment for benign prostatic hyperplasia, a common problem related to age-associated prostate gland enlargement. With a large and growing market for benign prostatic hyperplasia treatment, the deal positions Teleflex to accelerate top-line growth. We continue to see further upside in the stock as the company benefits from a robust pipeline of new products, synergies from its recent acquisitions and margin expansion opportunities.

Xylem is a global industrial company providing a complete set of water industry products, including pumps and filtration equipment. The company contributed 38 basis points to the Fund’s return, as its stock increased 13.0% from $55.43 to $62.63. The company reported solid earnings, and management highlighted an improved outlook, with healthy construction end-markets and stabilizing mining and oil and gas markets in North America. Emerging markets also continued to be an important growth driver, where orders grew 27% during the second quarter, nearly double the growth rate achieved in the first quarter.

Outlook and Strategy

The Russell advanced to an all-time high in the third quarter, and mid-cap stocks are now up a staggering 336% since this bull market began in March of 2009. The Russell marched higher because the red-hot information technology sector, the Russell’s largest sector, went up over 8% as a group. Financial stocks, another large sector in the Russell, surged over 5% as interest rates rose. There are certainly a lot of positive economic factors aiding this momentum, but investors seem sure that the administration will pass aggressive tax cuts and are ignoring significant market risks. The key risks that we see are related to the Fed’s actions to raise interest rates and reduce the quantitative easing program, and significantly heightened geopolitical tensions. Our cautious stance is further supported by our view that stocks are trading near peak valuations.

The Fund’s largest sector exposure is in the health care sector. Despite weakness in recent quarters, we believe our investments in this sector will pay off over time and should perform well in a down market. We own two dental companies, which are relatively immune from changes in health care legislation and have material growth and operational improvement opportunities. We also own a drug distributor, which is relatively inexpensive and should benefit from pricing stabilization in the generic drug market, long-term demographic trends and a savvy management team. Finally, we own a medical equipment company that continues to create value through organic revenue growth, operational improvements and acquisitions.

We increased our health care exposure during the quarter through the purchase of Hologic, the leader in women’s health. We’ve long admired the company’s ability to pioneer highly innovative products, such as the first FDA-approved 3-D mammography platform in the United States, and believe it is well-positioned with a collection of difficult-to-replicate businesses in diagnostic testing, breast health, surgery and aesthetics. The underperformance in the stock following the recent acquisition of Cynosure, a medical aesthetics equipment manufacturer, created a compelling opportunity for us to initiate a position. We are excited about the company’s reasonable valuation, long-term growth prospects driven by a robust platform of innovative products, and attractive business model supported by a high degree of recurring revenue.

We also established a position in Public Storage, a real-estate investment trust (REIT), during the quarter. Public Storage is the largest owner of self-storage facilities in the United States. The company is well-positioned with its assets in high growth, supply-constrained markets such as San Francisco, Seattle and Los Angeles. Due to the company’s significant industry scale and stable demand for self-storage, the company generates strong returns on capital and healthy free cash flow using an innovative financing strategy. The stock dropped recently due to concerns about increasing competition and pressure on rental income in several of its key markets. We believe these concerns are overblown, and are confident in the long-tenured, top caliber management team’s ability to execute and deliver strong returns over the long-run.

We continue to own fewer financial, energy and consumer discretionary stocks than the Russell. We increased our weightings in these sectors in recent quarters as bargains arose, but don’t currently have enough conviction in these sectors to establish overweight positions.

Our portfolio is currently made up of 36 well-managed, attractively valued businesses with products and services that have competitive advantages and are increasingly relevant to customers. We believe that these businesses collectively will outperform the market in varied economic conditions over the long-run.

Quarterly Report • Q3 2017	PARNASSUS FUNDS

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of September 30, 2017, the net asset value (“NAV”) of the Parnassus Asia Fund – Investor Shares was $19.26, so the Fund grew 0.94% in the third quarter. This compares to a gain of 5.29% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 5.03% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). We lagged our benchmarks this quarter, primarily due to weakness in our consumer

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Three Years	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2017

Parnassus Asia Fund Investor Shares	11.59	5.13	6.08	3.13	1.25

Parnassus Asia Fund Institutional Shares	11.83	5.35	NA	1.10	0.96

MSCI AC Asia Pacific Index	18.40	7.57	5.80	NA	NA

Lipper Asia Pacific Region Average	16.46	6.99	5.13	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was 3.32%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

discretionary and technology holdings in Japan. As stock prices hit record highs, we also rotated into more defensive positions, which go up less in bull markets. While the Parnassus Asia Fund – Investor Shares is up a respectable 14.64% this year so far, we’re behind gains of 22.04% for the MSCI Index and 22.97% for the Lipper average.

To the left is a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average over the past one- and three-year periods, and since inception. The Fund is behind both benchmarks on a one- and three-year basis, but remains ahead of both benchmarks since inception. We have returned an average of 6.08% per year since inception, which is 28 basis points per year ahead of the MSCI Index and 95 basis points per year ahead of the Lipper average. (One basis point is 1/100th of one percent.)

Company Analysis

Given anemic wage growth worldwide, consumer discretionary stocks, especially in Japan, contributed to the Parnassus Asia Fund’s underperformance during the quarter. In total, five companies added 45 basis points or more to the Fund’s return, while five subtracted 38 basis points or more from the Fund’s return.

Toy manufacturer Mattel, best known for its iconic brands including Barbie, Hot Wheels and Fisher-Price, was the Fund’s biggest loser this quarter. The stock dropped 28.1% from $21.53 to $15.48, cutting 67 basis points from the Fund’s return. The shares slumped after Mattel reported disappointing sales and lower gross margins. The stock fell again later in the quarter, after Toys R Us, the largest U.S. toy store chain, filed for bankruptcy protection. While we recognize the near-term challenges facing Mattel, we added to our position because investors have become too pessimistic on the company’s prospects. The company’s new CEO Margaret Georgiadis plans to reinvigorate Mattel’s brands by creating online media content, shortening the product development cycle, and improving innovation. We expect the upside to be significant when her efforts start to bear fruit.

Quarterly Report • Q3 2017	PARNASSUS FUNDS

The stock price of ASICS fell 19.7% from $18.59 to $14.92, reducing the Fund’s return by 64 basis points. Based in Japan, ASICS is a global sportswear company that sells athletic and casual apparel, and is best known for its ASICS running shoes, a trusted and preferred brand among serious runners. Amid a generally weak sporting goods market, the company suffered from inventory markdowns and heightened competition, especially from a resurgent Adidas. However, forty-percent annual sales growth in China and double-digit growth in southeast Asia suggest ASICS is still winning in key markets, providing a catalyst to lift the share price once promotions and inventories normalize.

M1 Limited’s stock price fell 17.0% from $1.58 to $1.31, clipping 46 basis points from the Fund’s return. The company is one of three main telecommunications providers in Singapore, where it operates its own mobile network and provides fixed voice, broadband, and limited pay-TV services through the government’s nationwide fiber network. Profits from M1’s mobile operations shrank, as WiFi-enabled internet applications ate into the company’s international voice and roaming revenue. Moreover, a fourth competitor from Australia is launching mobile service in Singapore next year, which will pressure M1’s profits. We like the management and strategic value of M1’s business, which should benefit from the proliferation of mobile and smart devices.

The stock price of Rakuten declined 7.5% from $11.80 to $10.92, subtracting 39 basis points from the Fund’s return. Based in Japan, Rakuten is an international online shopping mall with tens of thousands of merchants; it is also a major player in online financial services, including securities brokerage and credit cards. Domestic gross merchandise sales again grew at a fast clip, and ecommerce profits rose for the first time in six quarters. However, the company incurred higher system overhaul costs in its card business and is creating a new data-driven advertising operation. While the ad business should increase Rakuten’s ecosystem value and offer earnings upside, the upfront outlay worried investors, who took profits.

Japanese internet company Kakaku.com slipped 11.3% from $14.38 to $12.76, slicing 38 basis points from the Fund’s return. Kakaku is the country’s largest online repository of consumer product information and prices, allowing users to comparison-shop a wide range of goods and services before they buy. It also owns a site called Tabelog, which aggregates diner reviews and recommendations, and enables patrons to make restaurant reservations online. Sales for Tabelog, the company’s main growth driver, disappointed street expectations as Kakaku’s new pricing plan impacted growth in the number of fee-paying restaurants.

Our two health care stocks and three of our stocks most exposed to China’s economic growth boosted the Fund’s return for the quarter.

The Asia Fund’s biggest winner was Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C. Gilead contributed 72 basis points to the Fund’s return, as its stock jumped 14.5% from $70.78 to $81.02. In August, the company announced the acquisition of Kite Pharma for approximately $12 billion in cash. Kite Pharma is one of the leaders in the rapidly emerging cellular therapy, a new type of cancer treatment that harnesses the body’s own immune system to fight cancer. The deal marked a broadening of Gilead’s business by building out a competitive presence in oncology, with Kite Pharma as the cornerstone of a cellular therapy franchise. While the acquisition will not immediately contribute to Gilead’s earnings, it established Gilead as a leader in the field of cellular therapy with vast potential long-term growth opportunities.

SITC International Holdings increased the Fund’s return by 71 basis points, as its stock climbed 15.6% from 79¢ to 91¢. The Hong Kong-based integrated shipping-and-logistics company has operations that span Mainland China, Japan, Southeast Asia and the rest of the world, making it the tenth largest container shipping operator in Asia. Both SITC’s container shipping and freight forwarding volumes grew, driven by a gradual recovery in external demand across the region. The company also expanded its profit margins, despite higher bunker costs, through disciplined cost control.

Parnassus Asia Fund as of September 30, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2017

Alibaba Group added 54 basis points to the Fund’s return, as its stock price surged 22.6% from $140.90 to $172.71. Based in China, Alibaba is the world’s largest online and mobile commerce company by sales volume. Its major marketplaces – Taobao, Tmall and Juhuasuan – together generated gross merchandise volume of over half a trillion dollars last year, more than Amazon and eBay combined. The company demonstrated continued sales momentum, driven by personalization efforts within core commerce and a healthy macro environment. Fast growth in Alibaba’s dominant cloud business indicated brisk progress towards profitability, setting a positive precedent for the company’s other investments in offline retail, digital media, mobile and advertising platforms.

The stock price of OMRON leapt 17.1% from $43.53 to $50.99, enhancing the Fund’s return by 52 basis points. OMRON is a Japanese specialty manufacturer of sensing and control equipment. Their main products include factory automation devices, electronic and automotive components, and blood pressure monitors. OMRON’s operating profits overshot consensus forecast by nearly 70%, driven by strong growth in its industrial and automotive business to core clients. The company also acquired Microscan Systems, a leading supplier of industrial code readers and smart cameras, to bolster its product line-up in machine vision. Investors applauded OMRON’s positive momentum and the acquisition, since profit targets are set to rise.

Perrigo, the leading producer of store-brand generic drugs, rose 12.1% from $75.52 to $84.65, contributing 45 basis points to the Fund’s return. The stock jumped after the company reported better-than-expected earnings and raised guidance for the year. After several disappointing quarters, management has started to turn around the company by launching new products, exiting unprofitable businesses and improving margins in Omega, its European business. We’re holding onto our shares because we believe the stock is undervalued and that Perrigo can deliver higher earnings from continued innovation and operational improvements.

Outlook and Strategy

Asian markets staged a late summer rally, continuing a streak that has gone unbroken for six quarters. The upward momentum emboldened investors to take more risk and bid up shares of high-flying stocks, despite looming geopolitical and economic threats. Nuclear missile tests out of North Korea were viewed as buying opportunities, while Standard & Poor’s downgrade of China’s sovereign debt was brushed aside by the stampede into the surging stock market. Not even President Trump’s failed health care agenda, the U.S. Federal Reserve’s steps to tighten monetary policy, or a series of deadly hurricanes could derail rising asset prices. Today’s resilient markets reflect a global economy that has returned to growth. Yet just as investors overreact to bad news, the ebullience ignores unforeseen market risks. Wary of investor complacency, the Asia Fund began selling into strength several of our more economically-sensitive positions.

Hong Kong, Japan, China, and South Korea contributed the most to the benchmark’s torrid performance in the third quarter, but the dominant driver of returns by far was China. Strategically-timed government stimulus ignited Chinese stocks 14.8% higher for the period and 43.4% year-to-date, just ahead of the Communist Party’s twice-a-decade leadership forum in October. Stocks of internet companies including Parnassus holding Alibaba soared, but not nearly as much as China’s largest online gaming company, real-estate developers, for-profit schools, or state-owned banks and insurance companies, which we avoided.

Similarly, in Japan, ultraloose monetary stimulus by the Bank of Japan appears to be taking root. Business conditions have reached their best levels since 1991; wage growth is starting to inch higher; and GDP is on its longest growth streak in more than a decade.

Parnassus Asia Fund as of September 30, 2017 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

Quarterly Report • Q3 2017	PARNASSUS FUNDS

With governments dictating the direction of markets, picking stocks based on political winds is more tempting than ever. However, as the surprise succession of Britain and the election of President Trump last year reminds us, political forecasting is a losing game. Far better, then, to stick to fundamentals, since resilient businesses should be able to generate profits over the long run no matter the current weather. The Parnassus Asia Fund remains steadfast in its investing principles – that quality companies purchased at bargain prices will ultimately reward shareholders. Despite short-term turbulence, we’re confident this strategy will achieve attractive, risk-adjusted returns in the long-term.

Thank you for your investment in the Parnassus Asia Fund.

Yours truly,

Billy J. Hwan

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of September 30, 2017, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.63, producing a gain for the quarter of 0.64% (including dividends). This compares to gains of 0.85% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and 0.81% for the Lipper Core Bond Fund Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended September 30, 2017

Parnassus Fixed Income Fund Investor Shares	0.26	2.43	1.50	3.62	0.80	0.68

Parnassus Fixed Income Fund Institutional Shares	0.51	2.59	1.60	3.67	0.50	0.49

Bloomberg Barclays U.S. Aggregate Bond Index	0.07	2.71	2.06	4.27	NA	NA

Lipper Core Bond Funds Average	0.47	2.43	2.00	4.00	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 2.24%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

average”). Through the first three quarters of 2017, the Parnassus Fixed Income Fund – Investor Shares posted a gain of 3.03%, as compared to gains of 3.14% for the Barclays Aggregate Index and 3.24% for the Lipper average.

To the left is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For September 30, the 30-day subsidized SEC yield was 1.93%, and the unsubsidized SEC yield was 1.86%.

Third Quarter Review

Typically, the third quarter is a quiet time for the market, as the country enjoys vacations and pleasant weather. This year broke the mold. Devastating storms inundated the South and political turmoil continued unabated, generating major headlines all summer. The Federal Reserve also contributed to the news flow by announcing a program to reduce its balance sheet, which had ballooned during the financial crisis and its aftermath. Despite the negative news, the 10-year Treasury was virtually unchanged in the quarter, moving from 2.31% to 2.33%, and corporate bonds continued to perform well.

The Parnassus Fixed Income Fund – Investor Shares underperformed in the quarter, gaining 0.64% versus 0.85% for the Barclays Aggregate Index and 0.81% for the Lipper average. While the Fund benefitted from its overweight allocation to corporate bonds, its conservative positioning in the sector meant that it did not gain as much as the Index.

In a quarter with low volatility, the Fund’s best performers were generally the securities with the highest yields. For that reason, the top three contributors to the total return were preferred stock and convertible bond investments. We began purchasing preferred stock over the last two quarters because the securities were an excellent strategic fit for the Fund. Despite the name, preferred stock is a fixed income security, as it pays a fixed dividend on a regular basis. It also tends to

Quarterly Report • Q3 2017	PARNASSUS FUNDS

be less volatile than regular equity and has no proxy voting rights. All of the preferred stock investments in the Parnassus Fixed Income Fund are highly-rated, provide great yields for investors and are issued by companies also held in the firm’s equity funds.

The best performer in the quarter was preferred stock issued by Wells Fargo, which contributed 4 basis points (one basis point is 1/100th of one percent) to the total return. The company’s preferred stock provides a much higher yield than its traditional bonds. So, in the quarter, we sold our position in Wells Fargo’s bonds and instead invested in the company’s preferred stock. The two bonds previously owned in the Fund had a credit rating of A and A- from S&P, and yielded between 2% and 3.5%. By contrast, the preferred stock has a somewhat lower credit rating of BBB, but earns a yield of nearly 5.5%.

A convertible bond issued by Intel Corporation returned 8.9% in the quarter and contributed 4 basis points to the total return. The performance of the convertible bond is directly tied to the performance of the company’s equity. In this case, the bond rallied as the company reported solid second-quarter earnings and raised its financial forecast for the year. In particular, the company saw good demand for microchips from its data center business.

Preferred stock issued by Public Storage gained 1.2% in the quarter and contributed 3 basis points to the total return. We initiated a position in the company’s preferred stock last quarter and discussed it in our shareholder letter. We were excited about the security’s yield of over 5% and its excellent credit rating of A3 from Moody’s – a rare combination. The security’s performance this quarter demonstrates the benefit of that higher yield. We continue to expect Public Storage to do well.

The top-performing regular corporate bond in the quarter was issued by Verisk Corporation, which gained 2.1% and added 3 basis points to the total return. The Fund has only a few investments in 30-year bonds, and this investment in Verisk is one. Verisk provides data analytics services to insurance companies and natural resource, and financial services companies, allowing each to better manage risk. The company had a rocky quarter, but the bonds performed well as 30-year debt rallied on low expectations for future inflation.

The only security that meaningfully underperformed in the quarter was a convertible bond issued by Allergan. The convertible bond removed 10 basis points from the total return in the quarter, but still contributed a positive 7 basis points to the total return since the beginning of the year. The pharmaceutical company’s stock dropped after it announced a deal to transfer patents for a financially significant eye drug, Restasis, to the Saint Regis Mohawk Tribe. In the transaction, the Tribe receives an upfront payment as well as annual annuities, and Allergan benefits from the potential delay of generic competition. While there may be some financial benefit to that delay, the deal also attracted political scrutiny. We sold the position in the quarter on disappointment with management’s decision to pursue the deal. In addition to the convertible bond, we also sold a regular bond issued by Allergan and so are no longer invested in the company.

Outlook and Strategy

The race to the end of the year has begun, and we expect the fourth quarter to continue to be eventful. Two major economic events that may impact the Fund include the Trump Administration’s new tax plan and the Federal Reserve’s balance sheet reduction program. The tax proposal is still in its infancy and is likely to change as it moves through the legislative process. However, in its current form, it has the potential to impact many companies – mostly for the better. Lower corporate taxes mean more cash is retained by companies, and that cash could help pay down debt or fuel growth.

The Federal Reserve’s plan to reduce its balance sheet has been well-communicated to the markets, but it’s an unprecedented event. We will be watching both events closely, but we do not make macroeconomic calls. Instead, we focus on how each event impacts the corporate securities we own.

Parnassus Fixed Income Fund as of September 30, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q3 2017

In the quarter, we reduced exposure to the retail sector and so sold our position in Levi Strauss. We admire the company’s workplace and products, but were less confident about its place in the new retail regime. Similarly, we reduced our position in Nordstrom. We think that Nordstrom will ultimately be a winner in the evolution of the retail market, but the Nordstrom family’s attempts to take the company private made the expected return from the bonds less certain.

Despite removing Allergan from the portfolio, we maintained the Fund’s overweight allocation to the healthcare sector by initiating an investment in Bristol Myers Squibb and adding to our investment in Hologic. Bristol has an excellent balance sheet and management team, and a strong focus on the new frontier of cancer therapy, immuno-oncology. This novel treatment regimen conditions the body’s own immune system to detect and fight cancer and has enormous potential. Bristol has the most trials currently underway to discover new immuno-oncology drugs and combinations. It’s unusual to find a company that feels like a biotechnology start-up due to the number of new trials underway, but also has an A+ credit rating from S&P.

Finally, we initiated a position in 3M during the quarter. The company touches nearly every American household and has a very long history of great financial performance. We believe the bonds were mispriced relative to the company’s excellent credit rating of AA- from S&P. The company is focused on innovating for new technologies, including adhesives and road markers for automated cars. We think the company will continue to be an industry leader and are excited to include it in the Fund.

As always, thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Quarterly Report • Q3 2017	PARNASSUS FUNDS

Responsible Investing Notes

Our founder, Jerome Dodson, first began including responsible investing notes in shareholder reports in 2006. His notes highlighted the less publicized, but impactful, environmental and social initiatives of the companies held in the Parnassus Funds. In 2008, Milton Moskowitz – co-author of the 1984 best seller, The 100 Best Companies to Work for in America, and Fortune’s 100 Best Places to Work For list – was invited to write the responsible investing notes. He delivered nine fantastic years of notes on our holdings, along with social commentary on noteworthy events such as socially responsible investing pioneer Joan Bavaria’s passing and the 2010 British Petroleum Deepwater Horizon oil spill. We at Parnassus Investments thank Milton Moskowitz for his invaluable insights.

Going forward, I will be writing the responsible investing notes. I hope you continue to find value in reading the responsible investing notes and appreciate the positive contributions made by the companies held in the Parnassus Funds.

This past quarter, three major deadly hurricanes devastated parts of the United States and the Caribbean Islands. Hurricane Harvey overwhelmed large swaths of Houston and southeast Texas, while Irma brought catastrophic structural damage to the Caribbean Islands, as well as significant destruction to Florida. Shortly after Irma, Hurricane Maria also struck the Caribbean Islands, notably Puerto Rico.

To give you a sense of scale, Verisk Analytics’ catastrophe modeling business, AIR Worldwide, estimated that Hurricane Harvey’s insured losses will surpass $10 billion, while Irma’s and Maria’s damages may reach $50 billion and $85 billion, respectively. On the hardest hit Caribbean Islands, essentially all buildings were damaged or destroyed. The entire power grid was shut down in Puerto Rico, and many other areas still have no electricity or running water. The millions of people living in the affected regions won’t be able to return to normalcy anytime soon.

Many companies held in the Parnassus Funds have stepped in to assist in the relief efforts. Apple pledged to donate roughly $10 million through the Red Cross and the Hand in Hand Fund for hurricane relief. Apple customers can also donate directly to the relief efforts through the App Store. Gilead launched a $1 million fund to help HIV/AIDS service organizations impacted by the hurricanes. The grants from this fund will be coordinated by AIDS United with the guidance from an HIV hurricane relief advisory panel made up of local community leaders. Clorox donated over 14,000 cases of bleach and 6,000 cases of Glad trash bags for disinfection and clean-up efforts. Its Kingsford charcoal brand supported Operation BBQ Relief, which provided 10,000 meals to displaced families and emergency responders. Mondelez donated several thousand cases of Wheat Thins, graham crackers and other snacks to shelters and relief organizations in the aftermath of Hurricane Harvey. The company is also matching employee contributions to the Red Cross and other disaster relief organizations. Sysco announced a $1 million donation for Hurricane Harvey relief efforts, including an immediate $500,000 donation to the American Red Cross. The remaining $500,000 will go to the Sysco Disaster Relief Foundation, which directly helps affected Sysco employees. In addition, Sysco has pledged to match the $350,000 raised by its employees for the relief efforts. Google raised $4 million for Hurricane Harvey and Hurricane Irma relief efforts through a dollar-for-dollar match. The company also partnered with uBreakiFix, a phone repair company, to offer free phone repairs on all Pixel phones at seven of the repair company’s Houston locations. These are just a few examples of corporations mobilizing to help affected communities; there are countless more.

Despite the tragic loss of life, extensive damage and financial losses incurred, I’m confident that, with the help of government agencies and volunteers, the communities affected by the storms will recover. I am especially heartened by the generosity of many of the companies held in the Parnassus Funds that are giving back to the customers, employees, families, friends and communities affected by these tragic events.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Yours truly,

Iyassu Essayas

Senior Research Analyst

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS FUND

Portfolio of Investments as of September 30, 2017 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	646,000	52,338,920	5.0%
Motorola Solutions Inc.	500,000	42,435,000	4.0%
Progressive Corp.	850,000	41,157,000	3.9%
Praxair Inc.	285,000	39,825,900	3.8%
Alliance Data Systems Corp.	170,000	37,663,500	3.6%
International Business Machines Corp.	235,000	34,093,800	3.2%
Patterson Companies Inc.	856,000	33,084,400	3.1%
Potash Corporation of Saskatchewan Inc.	1,700,000	32,708,000	3.1%
Pentair plc	460,000	31,261,600	3.0%
Mondelez International Inc., Class A	765,500	31,125,230	2.9%
Mattel Inc.	2,000,000	30,960,000	2.9%
KLA-Tencor Corp.	290,000	30,740,000	2.9%
Thomson Reuters Corp.	660,000	30,280,800	2.9%
Public Storage	140,000	29,958,600	2.8%
Alphabet Inc., Class A	30,000	29,211,600	2.8%
Cognizant Technology Solutions Corp.	400,000	29,016,000	2.7%
Intel Corp.	745,000	28,369,600	2.7%
FedEx Corp.	125,000	28,197,500	2.7%
Novartis AG (ADR)	321,301	27,583,691	2.6%
Wells Fargo & Co.	500,000	27,575,000	2.6%
Dentsply Sirona Inc.	455,000	27,213,550	2.6%
Signature Bank	210,000	26,888,400	2.5%
McKesson Corp.	168,000	25,806,480	2.4%
Allergan plc	115,075	23,584,621	2.2%
Axalta Coating Systems Ltd.	800,000	23,136,000	2.2%
Charles Schwab Corp.	500,000	21,870,000	2.1%
C.H. Robinson Worldwide Inc.	280,000	21,308,000	2.0%
PPG Industries Inc.	180,000	19,558,800	1.9%
eBay Inc.	505,000	19,422,300	1.8%
Air Lease Corp.	440,000	18,752,800	1.8%
Expeditors International of Washington Inc.	300,000	17,958,000	1.7%
Redwood Trust Inc.	1,100,000	17,919,000	1.7%
Hologic Inc.	476,556	17,484,840	1.7%
First Horizon National Corp.	800,000	15,320,000	1.5%
Starbucks Corp.	268,000	14,394,280	1.4%
Belmond Ltd.	1,000,000	13,650,000	1.3%
Hannon Armstrong Sustainable Infrastructure Capital Inc.	455,000	11,088,350	1.0%
CVS Health Corp.	106,000	8,619,920	0.8%

Total investment in equities		1,011,561,482	95.8%
Total short-term securities		44,818,754	4.2%

Other assets and liabilities		(312,966)	0.0%

Total net assets		1,056,067,270	100.0%

Net asset value as of September 30, 2017
Investor shares		$49.85
Institutional shares		$49.88

Quarterly Report • Q3 2017	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of September 30, 2017 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	10,663,184	863,931,168	5.5%
Danaher Corp.	9,128,657	783,056,197	5.0%
Intel Corp.	18,990,154	723,145,064	4.6%
Praxair Inc.	5,118,476	715,255,836	4.5%
The Walt Disney Co.	6,454,534	636,223,416	4.0%
Wells Fargo & Co.	10,594,806	584,303,551	3.7%
VF Corp.	8,775,903	557,884,154	3.5%
Novartis AG (ADR)	6,465,955	555,102,237	3.5%
CVS Health Corp.	6,709,530	545,618,980	3.4%
United Parcel Service Inc., Class B	4,233,270	508,373,394	3.2%
The Clorox Company	3,494,014	460,895,387	2.9%
Starbucks Corp.	8,387,837	450,510,725	2.9%
Mastercard Inc., Class A	2,969,000	419,222,800	2.7%
Mondelez International Inc., Class A	10,146,956	412,575,231	2.6%
McKesson Corp.	2,677,568	411,301,220	2.6%
Verisk Analytics Inc.	4,922,040	409,464,508	2.6%
Charles Schwab Corp.	9,005,055	393,881,106	2.5%
Waste Management Inc.	4,741,000	371,078,070	2.3%
Iron Mountain Inc.	9,208,919	358,226,949	2.3%
Pentair plc	5,071,456	344,656,150	2.2%
Alphabet Inc., Class C	339,396	325,518,098	2.1%
Procter & Gamble Co.	3,423,000	311,424,540	2.0%
Motorola Solutions Inc.	3,649,423	309,726,530	2.0%
Sempra Energy	2,702,798	308,470,336	2.0%
Alphabet Inc., Class A	314,000	305,748,080	1.9%
Public Storage	1,425,776	305,101,806	1.9%
MDU Resources Group Inc.	11,324,166	293,862,108	1.9%
Sysco Corp.	5,379,409	290,219,116	1.8%
PayPal Holdings Inc.	4,528,781	289,977,847	1.8%
Apple Inc.	1,848,717	284,924,264	1.8%
Xylem Inc.	4,414,308	276,468,110	1.7%
Allergan plc	1,288,113	263,998,759	1.7%
KLA-Tencor Corp.	2,293,287	243,088,422	1.5%
PPG Industries Inc.	2,118,141	230,157,201	1.5%
Patterson Companies Inc.	5,690,689	219,945,130	1.4%
National Oilwell Varco Inc.	4,553,090	162,681,906	1.0%
Hologic Inc.	4,082,469	149,785,788	0.9%
WD-40 Co.	1,220,000	136,518,000	0.9%
Compass Minerals International Inc.	1,519,769	98,633,008	0.6%

Total investment in equities		15,310,955,192	96.9%
Total short-term securities		562,166,242	3.6%

Other assets and liabilities		(71,415,458)	(0.5%)

Total net assets		15,801,705,976	100.0%

Net asset value as of September 30, 2017
Investor shares		$43.05
Institutional shares		$43.12

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of September 30, 2017 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	6,600,000	534,732,000	11.1%
QUALCOMM Inc.	7,800,000	404,352,000	8.5%
VF Corp.	3,800,000	241,566,000	5.1%
United Parcel Service Inc., Class B	1,900,000	228,171,000	4.8%
McKesson Corp.	1,400,000	215,054,000	4.5%
American Express Co.	2,300,000	208,058,000	4.4%
International Business Machines Corp.	1,400,000	203,112,000	4.3%
Micron Technology Inc.	5,000,000	196,650,000	4.1%
Perrigo Co. plc	2,250,000	190,462,500	4.0%
Novartis AG (ADR)	2,200,000	188,870,000	4.0%
Wells Fargo & Co.	3,400,000	187,510,000	3.9%
Bristol-Myers Squibb Co.	2,700,000	172,098,000	3.6%
Intel Corp.	4,400,000	167,552,000	3.5%
Mattel Inc.	10,822,938	167,539,080	3.5%
Alphabet Inc., Class A	150,000	146,058,000	3.1%
Signature Bank	1,100,000	140,844,000	3.0%
Charles Schwab Corp.	3,200,000	139,968,000	2.9%
Alliance Data Systems Corp.	505,000	111,882,750	2.4%
Nielsen Holdings plc	2,500,000	103,625,000	2.2%
Autodesk Inc.	900,000	101,034,000	2.1%
Capital One Financial Corp.	1,000,000	84,660,000	1.8%
Anthem Inc.	400,000	75,952,000	1.6%
Allergan plc	300,000	61,485,000	1.3%
Costco Wholesale Corp.	350,000	57,501,500	1.2%
Hologic Inc.	1,500,000	55,035,000	1.2%
Ciena Corp.	1,700,000	37,349,000	0.8%
Deere & Co.	150,000	18,838,500	0.4%
Cummins Inc.	100,000	16,803,000	0.4%
C.H. Robinson Worldwide Inc.	150,000	11,415,000	0.2%
Applied Materials Inc.	100,000	5,209,000	0.1%
Lam Research Corp.	25,000	4,626,000	0.1%
Apple Inc.	25,000	3,853,000	0.1%

Total investment in equities		4,481,865,330	94.2%
Total short-term securities		304,118,926	6.4%

Other assets and liabilities		(29,765,578)	(0.6%)

Total net assets		4,756,218,678	100.0%

Net asset value as of September 30, 2017
Investor shares		$37.58
Institutional shares		$37.65

Quarterly Report • Q3 2017	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of September 30, 2017 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Motorola Solutions Inc.	1,230,000	104,390,100	3.8%
Iron Mountain Inc.	2,600,000	101,140,000	3.8%
Dentsply Sirona Inc.	1,660,000	99,284,600	3.7%
Shaw Communications Inc., Class B	4,200,000	96,642,000	3.6%
Fiserv Inc.	737,500	95,108,000	3.6%
Cardinal Health Inc.	1,400,000	93,688,000	3.5%
First Horizon National Corp.	4,854,568	92,964,977	3.5%
The Clorox Company	698,698	92,165,253	3.5%
Teleflex Inc.	380,000	91,948,600	3.5%
MDU Resources Group Inc.	3,500,000	90,825,000	3.4%
Praxair Inc.	640,000	89,433,600	3.4%
Verisk Analytics Inc.	1,070,000	89,013,300	3.4%
Sysco Corp.	1,642,890	88,633,916	3.3%
McCormick & Co.	785,000	80,572,400	3.0%
Xylem Inc.	1,280,000	80,166,400	3.0%
Sempra Energy	700,000	79,891,000	3.0%
eBay Inc.	2,050,000	78,843,000	3.0%
VF Corp.	1,209,803	76,907,177	2.9%
Fortive Corp.	1,000,000	70,790,000	2.7%
SEI Investments Co.	1,152,153	70,350,462	2.7%
Pentair plc	1,030,558	70,036,722	2.6%
Hanesbrands Inc.	2,775,000	68,376,000	2.6%
KLA-Tencor Corp.	637,971	67,624,926	2.6%
Patterson Companies Inc.	1,690,000	65,318,500	2.5%
Public Storage	260,000	55,637,400	2.1%
Ecolab Inc.	410,000	52,730,100	2.0%
National Oilwell Varco Inc.	1,400,000	50,022,000	1.9%
Mattel Inc.	3,213,426	49,743,834	1.9%
Hologic Inc.	1,225,714	44,971,447	1.7%
Expeditors International of Washington Inc.	580,000	34,718,800	1.3%
Axalta Coating Systems Ltd.	975,899	28,222,999	1.1%
Northwest Natural Gas Co.	397,500	25,599,000	1.0%
Waste Management Inc.	321,500	25,163,805	0.9%
First American Financial Corp.	470,000	23,485,900	0.9%
Thomson Reuters Corp.	450,000	20,646,000	0.8%
Compass Minerals International Inc.	185,653	12,048,880	0.5%

Total investment in equities		2,457,104,098	92.7%
Total short-term securities		187,161,864	7.1%

Other assets and liabilities		4,790,667	0.2%

Total net assets		2,649,056,629	100.0%

Net asset value as of September 30, 2017
Investor shares		$32.12
Institutional shares		$32.20

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2017 (unaudited)

Australia Equities	Shares	Market Value ($)	Percent of Net Assets

Brambles Ltd.	80,000	566,136	3.7%

Total investment in Australia equities		566,136	3.7%

China Equities

QUALCOMM Inc.	9,000	466,560	3.0%
Mattel Inc.	28,000	433,440	2.8%
Alibaba Group Holding Ltd. (ADR)	2,500	431,775	2.8%
Air Lease Corp.	6,000	255,720	1.7%
Expeditors International of Washington Inc.	4,000	239,440	1.5%
Apple Inc.	1,500	231,180	1.5%

Total investment in China equities		2,058,115	13.3%

Hong Kong Equities

SITC International Holdings Co., Ltd.	700,000	635,784	4.1%
Hang Lung Properties Ltd.	150,000	357,127	2.3%
Greatview Aseptic Packaging Co., Ltd.	500,000	307,323	2.0%
Television Broadcasts Ltd.	70,000	232,964	1.5%
Lenovo Group Ltd.	400,000	221,386	1.4%
China Minsheng Banking Corp., Ltd.	170,000	156,577	1.0%

Total investment in Hong Kong equities		1,911,161	12.3%

India Equities

Cognizant Technology Solutions Corp.	4,000	290,160	1.9%

Total investment in India equities		290,160	1.9%

Indonesia Equities

PT Bank Rakyat Indonesia (Persero)	150,000	170,222	1.1%
PT Asuransi Multi Artha Guna	3,741,500	111,065	0.7%

Total investment in Indonesia equities		281,287	1.8%

Japan Equities

Rakuten Inc.	65,000	709,685	4.6%
Kakaku.com Inc.	45,000	574,119	3.7%

Quarterly Report • Q3 2017	PARNASSUS FUNDS

Japan Equities	Shares	Market Value ($)	Percent of Net Assets

OMRON Corp.	10,000	509,947	3.3%
Asics Corp.	30,000	447,458	2.9%
W-Scope Corp.	20,000	405,736	2.6%
SoftBank Group Corp.	5,000	405,500	2.6%
KDDI Corp.	15,000	395,417	2.6%
Shizuoka Bank Ltd.	40,000	360,002	2.3%
M3 Inc.	12,000	342,152	2.2%
USS Co., Ltd.	16,000	322,942	2.1%
Lifull Co., Ltd.	25,000	217,856	1.4%
Sompo Holdings Inc.	4,000	155,885	1.0%

Total investment in Japan equities		4,846,699	31.3%

Philippines Equities

Manila Water Co.	340,000	206,435	1.3%

Total investment in Philippines equities		206,435	1.3%

Singapore Equities

M1 Ltd.	300,000	394,169	2.6%

Total investment in Singapore equities		394,169	2.6%

South Korea Equities

Samsung Electronics Co., Ltd.	250	562,870	3.6%

Total investment in South Korea equities		562,870	3.6%

Taiwan Equities

KLA-Tencor Corp.	3,500	371,000	2.4%
Giant Manufacturing Co., Ltd.	70,000	328,871	2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,000	225,300	1.5%

Total investment in Taiwan equities		925,171	6.0%

Thailand Equities

Advanced Info Service Public Co., Ltd.	40,000	229,483	1.5%

Total investment in Thailand equities		229,483	1.5%

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS ASIA FUND

Portfolio of Investments as of September 30, 2017 (unaudited) (continued)

United States Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	10,000	810,200	5.2%
Perrigo Co. plc	7,000	592,550	3.8%
IBM Corp.	2,500	362,700	2.4%
National Oilwell Varco Inc.	9,500	339,435	2.2%
Keysight Technologies Inc.	8,000	333,280	2.2%

Total investment in United States equities		2,438,165	15.8%
Total investment in equities		14,709,851	95.1%
Total short-term securities		711,930	4.6%

Other assets and liabilities		52,266	0.3%

Total net assets		15,474,047	100.0%

Net asset value as of September 30, 2017
Investor shares		$19.26
Institutional shares		$19.38

Quarterly Report • Q3 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2017 (unaudited)

Preferred Stock	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets

Wells Fargo & Co.	5.63%	06/15/2022	126,100	3,302,559	1.4%
Public Storage	5.15%	06/02/2022	121,127	3,068,147	1.3%

Total investment in preferred stock				6,370,706	2.7%

Commercial Mortgage-Backed Securities			Principal Amount ($)

JP Morgan Mortgage Trust Series 2011-C4, Class A3	4.11%	07/15/2046	1,412,330	1,428,843	0.6%
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	1,000,000	1,060,386	0.4%
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	1,000,000	1,018,679	0.4%
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	973,222	979,960	0.4%

Total investment in commercial mortgage-backed securities				4,487,868	1.8%

Convertible Bonds

Intel Corp.	2.95%	12/15/2035	750,000	1,066,875	0.4%

Total investment in convertible bonds				1,066,875	0.4%

Corporate Bonds

Mastercard Inc.	3.38%	04/01/2024	4,500,000	4,697,541	2.0%
Novartis Capital Corp.	3.00%	11/20/2025	4,500,000	4,581,932	1.9%
VF Corp.	3.50%	09/01/2021	4,000,000	4,172,300	1.8%
Charles Schwab Corp.	3.45%	02/13/2026	4,000,000	4,115,400	1.7%
Masco Corp.	3.50%	04/01/2021	4,000,000	4,107,480	1.7%
Apple Inc.	2.85%	02/23/2023	4,000,000	4,095,860	1.7%
Praxair Inc.	3.20%	01/30/2026	3,977,000	4,069,489	1.7%
Pentair Finance SA	3.15%	09/15/2022	4,050,000	4,013,364	1.7%
The Walt Disney Co.	2.95%	06/15/2027	4,000,000	3,996,932	1.7%
Danaher Corp.	3.35%	09/15/2025	3,750,000	3,898,286	1.6%
Microsoft Corp.	2.40%	08/08/2026	4,000,000	3,866,240	1.6%
KLA-Tencor Corp.	4.65%	11/01/2024	3,500,000	3,791,599	1.6%
Sealed Air Corp.	5.25%	04/01/2023	3,500,000	3,771,250	1.6%
Starbucks Corp.	3.85%	10/01/2023	3,500,000	3,764,586	1.6%
Burlington Santa Fe	3.85%	09/01/2023	3,500,000	3,759,770	1.6%
Applied Materials Inc.	3.90%	10/01/2025	3,500,000	3,739,474	1.6%
The Clorox Company	3.50%	12/15/2024	3,500,000	3,613,309	1.5%

PARNASSUS FUNDS	Quarterly Report • Q3 2017

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of September 30, 2017 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

Hilton Worldwide	4.63%	04/01/2025	3,500,000	3,605,000	1.5%
United Parcel Services Inc.	2.45%	10/01/2022	3,500,000	3,533,789	1.5%
Whole Foods Market Inc.	5.20%	12/03/2025	3,000,000	3,444,462	1.5%
Verisk Analytics Inc.	5.50%	06/15/2045	3,000,000	3,404,070	1.4%
National Oilwell Varco Inc.	2.60%	12/01/2022	3,500,000	3,397,562	1.4%
Autodesk Inc.	4.38%	06/15/2025	3,200,000	3,396,122	1.4%
Alphabet Inc.	2.00%	08/15/2026	3,500,000	3,287,995	1.4%
Altera Corp.	4.10%	11/15/2023	3,000,000	3,231,840	1.4%
Juniper Networks Inc.	4.50%	03/15/2024	3,000,000	3,189,219	1.4%
Hologic Inc.	5.25%	07/15/2022	3,000,000	3,150,000	1.3%
Comcast Corp.	3.38%	02/15/2025	3,000,000	3,085,716	1.3%
Bristol-Myers Squibb Co.	3.25%	02/27/2027	3,000,000	3,080,724	1.3%
Iron Mountain Inc.	6.00%	08/15/2023	2,900,000	3,070,375	1.3%
Regency Centers LP	3.75%	06/15/2024	3,000,000	3,064,293	1.3%
Costco Wholesale	2.25%	02/15/2022	3,000,000	3,010,446	1.3%
FedEx Corp.	2.70%	04/15/2023	3,000,000	2,993,925	1.3%
Hanesbrands Inc.	4.63%	05/15/2024	2,500,000	2,603,125	1.1%
Waste Management Inc.	3.50%	05/15/2024	2,500,000	2,593,883	1.1%
Waste Management Inc.	2.90%	09/18/2022	2,500,000	2,543,700	1.1%
Gilead Sciences Inc.	3.70%	04/01/2024	2,000,000	2,112,268	0.9%
Cardinal Health Inc.	3.50%	11/15/2024	2,000,000	2,053,098	0.9%
CVS Health Corp.	3.38%	08/12/2024	2,000,000	2,043,554	0.9%
CVS Health Corp.	2.80%	07/20/2020	2,000,000	2,034,478	0.9%
Agilent Technologies Inc.	3.20%	10/01/2022	2,000,000	2,020,304	0.8%
The Procter & Gamble Co.	2.30%	02/06/2022	2,000,000	2,015,496	0.8%
Cardinal Health Inc.	3.08%	06/15/2024	2,000,000	2,013,936	0.8%
3M Company	2.88%	10/15/2027	2,000,000	1,989,640	0.8%
Nordstrom Inc.	4.00%	03/15/2027	2,000,000	1,981,522	0.8%
Starbucks Corp.	2.45%	06/15/2026	2,000,000	1,922,764	0.8%
Apple Inc.	4.38%	05/13/2045	1,500,000	1,629,957	0.7%
Nordstrom Inc.	4.00%	10/15/2021	1,500,000	1,537,071	0.6%
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,200,924	1,321,017	0.6%
Agilent Technologies Inc.	3.05%	09/22/2026	1,000,000	965,058	0.4%

Total investment in corporate bonds				153,381,221	64.6%

Federal Agency Mortgage-Backed Securities
Fannie Mae Pool AR3302	3.50%	01/01/2043	3,426,800	3,556,087	1.5%
Fannie Mae Pool AB4432	3.50%	02/01/2042	3,082,162	3,192,319	1.3%
Fannie Mae Pool AK2413	4.00%	02/01/2042	2,899,858	3,079,762	1.3%
Fannie Mae Pool AB5163	2.50%	05/01/2027	2,498,138	2,531,890	1.1%
Fannie Mae Pool AS7492	4.00%	07/01/2046	1,774,716	1,871,401	0.8%
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,228,653	1,304,430	0.5%
Fannie Mae Pool AQ2925	3.50%	01/01/2043	1,111,245	1,150,877	0.5%
Freddie Mac Pool C91754	4.50%	02/01/2034	1,039,565	1,124,796	0.5%
Fannie Mae Pool AS2502	4.00%	05/01/2044	1,048,578	1,118,617	0.5%

Quarterly Report • Q3 2017	PARNASSUS FUNDS

Federal Agency Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

Freddie Mac Pool V82155	4.00%	12/01/2045	1,018,489	1,077,770	0.5%
Fannie Mae Pool 890430	3.50%	07/01/2027	819,936	856,276	0.3%
Fannie Mae Pool AV0971	3.50%	08/01/2026	803,510	836,919	0.3%

Total investment in federal agency mortgage-backed securities				21,701,144	9.1%

Supranational Bonds

European Bank for Reconstruction & Development	1.63%	04/10/2018	4,000,000	4,002,140	1.7%

Total investment in supranational bonds				4,002,140	1.7%

U.S. Government Treasury Bonds

U.S. Treasury	2.75%	11/15/2023	4,000,000	4,157,500	1.7%
U.S. Treasury	2.25%	11/15/2024	4,000,000	4,019,688	1.7%
U.S. Treasury	2.38%	05/15/2027	3,000,000	3,012,423	1.3%
U.S. Treasury	0.88%	11/15/2017	3,000,000	2,999,253	1.3%
U.S. Treasury	1.88%	07/31/2022	3,000,000	2,993,439	1.3%
U.S. Treasury	1.50%	07/15/2020	3,000,000	2,991,798	1.3%
U.S. Treasury	1.75%	01/31/2023	3,000,000	2,963,439	1.2%
U.S. Treasury	2.75%	02/15/2024	2,000,000	2,077,188	0.9%
U.S. Treasury	2.50%	05/15/2024	2,000,000	2,045,626	0.9%
U.S. Treasury	0.88%	11/30/2017	2,000,000	1,999,266	0.8%
U.S. Treasury	2.13%	05/15/2025	2,000,000	1,987,032	0.8%
U.S. Treasury	1.75%	06/30/2022	2,000,000	1,985,390	0.8%
U.S. Treasury	2.00%	06/30/2024	2,000,000	1,982,032	0.8%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,168,500	1,308,097	0.5%
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,086,140	1,116,354	0.5%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,081,570	1,084,957	0.5%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,032,270	1,032,397	0.4%

Total investment in U.S. government treasury bonds				39,755,879	16.7%
Total long-term investments				230,765,833	97.0%
Total short-term securities				7,873,555	3.3%

Other assets and liabilities				(711,940)	(0.3%)

Total net assets				237,927,448	100%

Net asset value as of September 30, 2017
Investor shares				$16.63
Institutional shares				$16.63

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